PIONEER
                             -----------------------
                                    TAX FREE
                                     INCOME
                                      FUND

                                     Annual
                                     Report

                                    12/31/02

                          [LOGO] PIONEER INVESTMENTS(R)

 Table of Contents
--------------------------------------------------------------------------------

 Letter from the President                          1
 Portfolio Summary                                  2
 Performance Update                                 3
 Portfolio Management Discussion                    7
 Schedule of Investments                           10
 Financial Statements                              20
 Notes to Financial Statements                     28
 Report of Independent Auditors                    33
 The Pioneer Family of Mutual Funds                34
 Trustees, Officers and Service Providers          35
 Programs and Services for Pioneer Shareowners     40
 Retirement Plans from Pioneer                     42

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 12/31/02
--------------------------------------------------------------------------------

 Dear Shareowners,
--------------------------------------------------------------------------------
This year marks the 75th anniversary of Pioneer's founding and the establishment of Pioneer Fund. When we first opened for business in 1928, Calvin Coolidge was president and there were 48 states, not 50. At 120 million people, the U.S. population was less than half its current size. The nation's economic output, now measured in trillions of dollars, stood then at $97 billion. Both the depression of the 1930s and World War II lay in the future, as did the post-war economic resurgence and the baby boom. Other wars followed, in Korea, Vietnam and the Persian Gulf, interspersed with recessions, recoveries and the inevitable market cycles.

In fact, Pioneer has been serving investors for nearly one-third of our nation's history. As one of the companies that created the mutual fund industry, we were among the first to make a professionally managed, diversified stock portfolio available to individual investors, conveniently and at low cost. Today, we offer dozens of investment choices along with retirement programs for individuals and businesses. Our funds are designed to suit investors whose comfort levels vary widely, whether their goals are immediate income, long-term growth or some combination of the two.

Like the country, Pioneer has grown tremendously since the 1920s. Two years ago we became a subsidiary of UniCredito Italiano S.p.A., one of Europe's largest and most successful banking groups. As a result, our ability to serve our shareowners now includes access to global asset management expertise with multinational operations and a significant presence in eight countries. Pioneer Global Asset Management S.p.A. and its subsidiaries manage approximately $108 billion (as of December 31, 2002) under the name Pioneer Investments[RegTM], including $18.5 billion for U.S. investors.

We credit this impressive growth to three key factors. First, our investment approach has always relied on solid, fundamental research into the companies we invest in. Second, we consistently adhere to our core principle of looking for the most attractively valued securities. Finally, we owe our success in large measure to the thousands of investment professionals who recommend Pioneer funds to their clients. These professionals know that mutual funds built around Pioneer's disciplined, research-based approach may be appropriate for many investors.

Looking ahead, we believe that the U.S. economy will soon come out of its doldrums. But no matter what happens in the upcoming months, remember that your investment professional is trained to guide you in creating an appropriate portfolio, one that's designed to help you move closer to your financial goals.


All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
 PORTFOLIO SUMMARY 12/31/02
--------------------------------------------------------------------------------

 Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

     [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                52.8%
AA                                 14.3%
A                                  16.3%
BBB                                14.4%
BB & Lower                          1.4%
Temporary Cash Equivalents          0.8%

 Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

     [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 Year                       2.6%
1-3 Years                      3.7%
3-6 Years                     14.8%
6-8 Years                     30.9%
8-10 Years                    14.6%
10+ Years                     33.4%

 10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

  1.      Energy Northwest Washington Electric, 6.0%, 7/1/17                         3.33%
  2.      Nebraska Investment Finance Authority Single Family Mortgage Revenue,
          10.306%, 3/1/26                                                            2.90
  3.      Hillsborough County FL, 5.1%, 10/1/13                                      2.82
  4.      Montana State Health Facility Authority, 9.183%, 2/25/25                   2.31
  5.      District of Columbia Tobacco Settlement Financing Corp., 6.5%, 5/15/33     2.13
  6.      Tobacco Settlement Revenue Management, 6.375%, 5/15/28                     2.09
  7.      Tobacco Settlement Financing Corporation Revenue, 5.875%, 5/15/39          1.93
  8.      Lowndes County Mississippi Solid Waste Disposal & Pollution Control
          Revenue, 6.8%, 4/1/22                                                      1.90
  9.      Badger Tobacco Asset Securitization Corp., 6.375%, 6/1/32                  1.80
 10.      Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue,
          8.5%, 6/15/06                                                              1.64

Fund holdings will vary for other periods.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 12/31/02                            CLASS A SHARES
--------------------------------------------------------------------------------

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/02   12/31/01
                 $11.61     $11.47

Distributions per Share   Income      Short-Term      Long-Term
(1/1/02 - 12/31/02)       Dividends   Capital Gains   Capital Gains
                          $0.5670     $  -            $0.0845

 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer Tax Free Income Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2002)

          Net Asset            Public Offering
Period      Value                  Price*
 10 Years   5.84%                   5.35%
 5 Years    4.81                    3.86
 1 Year     7.07                    2.25

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Value of $10,000 Investment

                             Pioneer
        Date                 Tax Free          Lehman Municipal
                           Income Fund*           Bond Index

     12/31/1992               $9,550               $10,000
                             $10,789               $11,228
     12/31/1994              $10,101               $10,647
                             $11,801               $12,506
     12/31/1996              $12,222               $13,060
                             $13,315               $14,263
     12/31/1998              $14,140               $15,188
                             $13,533               $14,874
     12/31/2000              $15,107               $16,610
                             $15,731               $17,463
     12/31/2002              $16,842               $19,139

The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT) or state and local taxes.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 12/31/02                            CLASS B SHARES
--------------------------------------------------------------------------------

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/02   12/31/01
                 $11.51     $11.39

Distributions per Share   Income      Short-Term      Long-Term
(1/1/02 - 12/31/02)       Dividends   Capital Gains   Capital Gains
                          $0.4840     $  -            $0.0845

 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Tax Free Income Fund, compared to that of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2002)

                   If               If
Period            Held           Redeemed*
 Life-of-Class
 (4/28/95)        5.04%            5.04%
 5 Years          4.02             3.85
 1 Year           6.17             2.17

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Value of $10,000 Investment

                             Pioneer
        Date                 Tax Free          Lehman Municipal
                           Income Fund*           Bond Index

     4/30/1995               $10,000               $10,000
                             $10,794               $10,957
     12/31/1996              $11,081               $11,443
                             $11,985               $12,497
     12/31/1998              $12,635               $13,307
                             $12,002               $13,032
     12/31/2000              $13,296               $14,553
                             $13,745               $15,300
     12/31/2002              $14,593               $16,768

The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT) or state and local taxes.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 12/31/02                            CLASS C SHARES
--------------------------------------------------------------------------------

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/02   12/31/01
                 $11.44     $11.31

Distributions per Share   Income      Short-Term      Long-Term
(1/1/02 - 12/31/02)       Dividends   Capital Gains   Capital Gains
                          $0.4870     $  -            $0.0845

 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Tax Free Income Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
  (As of December 31, 2002)
                Net Asset            Public Offering
Period            Value                Price/CDSC*
 Life-of-Class
 (1/31/96)        4.41%                   4.26%
 5 Years          4.01                    3.81
 1 Year           6.33                    5.31


* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Value of $10,000 Investment

                             Pioneer
        Date                 Tax Free          Lehman Municipal
                           Income Fund*           Bond Index

     1/31/1996                $9,900               $10,000
                             $10,121               $10,364
     12/31/1997              $10,963               $11,319
                             $11,548               $12,052
     12/31/1999              $10,979               $11,803
                             $12,142               $13,181
     12/31/2001              $12,553               $13,858
     12/31/2002              $13,348               $15,188

The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT) or state and local taxes.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 12/31/02                            CLASS Y SHARES
--------------------------------------------------------------------------------

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/02   2/28/02
                 $11.56     $11.71

Distributions per Share   Income      Short-Term      Long-Term
(2/28/02 - 12/31/02)      Dividends   Capital Gains   Capital Gains
                          $0.2230     $  -            $0.0845

 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Tax Free Income Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

 Average Annual Total Returns
   (As of December 31, 2002)

                   If           If
Period            Held       Redeemed*
 Life-of-Class
 (2/28/02)        1.40%        1.40%

*     Assumes reinvestment of distributions.

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Value of $10,000 Investment

                             Pioneer
        Date                 Tax Free          Lehman Municipal
                           Income Fund*           Bond Index

     2/28/2002               $10,000               $10,000
     12/31/2002              $10,140               $10,645

The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT) or state and local taxes.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/02
--------------------------------------------------------------------------------

During the year ended December 31, 2002, a declining stock market, concerns about corporate governance and accounting, and an unsettling geopolitical environment caused many investors to seek safe havens for their assets. As a result, many market participants turned to tax-exempt municipal bonds. David Eurkus, a member of Pioneer's fixed-income management team, discusses some of the factors that had an impact on the municipal bond market and your Fund.

Q:    How did the Fund perform during the period?

A. For the 12-month period ended December 31, 2002, Pioneer Tax Free Income Fund's Class A shares generated a 7.07% total return (based on net asset value). Class B shares produced 6.17% and Class C shares 6.33%. The Fund's benchmark, the Lehman Brothers Municipal bond Index, ended the period with a 9.60% return. The Fund continued to provide a steady steam of tax-free income. Class A shares generated a 30-day SEC tax-free yield of 4.33% as of December 31, 2002. This translates into a taxable equivalent yield of 7.11%, based on the maximum federal income tax rate of 39.6%.

Q: The year 2002 was difficult. Economic growth was sluggish, stories about corporate wrongdoing dominated the headlines and stocks trended downward. How were municipal bonds affected by this environment?

A. The general feeling of uncertainty caused many market participants to seek investments that were less volatile and that they perceived as relatively safe. Because interest rates had declined to 40-year lows, money market funds offered very low returns. Therefore, the higher tax-free yields that municipal securities provided were a good alternative and attractive to investors. Municipal bonds benefited from this increased demand.

Q:    What was the investment environment like?

A. Early in the period, it appeared that the economy was on track for recovery. As we moved into 2002, however, economic data indicated that the rebound in the economy was going to be more

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/02                           (continued)
--------------------------------------------------------------------------------

      muted than originally thought. In this environment, market interest rates declined, and in November, the Federal Reserve reduced short-term interest rates by 0.50%. While this was the first time the Fed took action on interest rates in 2002, the central bank had lowered rates 11 times in 2001 in an effort to stimulate economic growth. At the end of 2002, the federal funds rate was 1.25% and the discount rate was 0.75%. (The federal funds rate is the rate of interest that commercial banks charge each other for overnight loans. The discount rate is the interest rate charged by the Federal Reserve on loans to member banks.) Short-term rates went down more than longer-term rates, and the yield curve steepened. When the yield curve steepens, it slopes upward--yields on short-term bonds are lower than yields on long-term bonds. An upward sloping yield curve, often referred to as a positive curve, demonstrates the more typical relationship between bond yields and maturity lengths.

Q:    How did you manage the Fund in this environment?

A. We had a twofold strategy: to increase the yield to provide a relatively high level of income; and to reduce the Fund's price volatility. To boost the yield, we invested in lower-quality securities in sectors that we believed were undervalued. We found opportunities in essential service sectors, such as utilities, transportation, health care and airlines. Because yields on short-term securities had declined so much, we emphasized intermediate- and longer-term bonds. These bonds not only provided higher income, they also offered a measure of price stability.

Q:    Why were essential service sectors attractive?

A. Even during an economic downturn, people need essential services. Utilities, water resource plants, hospitals and transportation systems have to operate in any economic environment. We were very selective in choosing securities in these sectors, and in many instances we bought bonds that we believed were artificially low in value. In the utility and transportation sectors, for example, prices on bonds of many well-run companies declined dramatically when

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer Tax Free Income Fund

      a few cases of corporate malfeasance came to light and certain companies declared bankruptcy.

Q:    Did you favor any particular region or state?

A. We focused on particular sectors or individual securities, rather than regions or states. For example, we invested in airports in Los Angeles, New York and Detroit. We had very few general obligation bonds in the portfolio. General obligation bonds are paid from the taxing power of the municipality that issues them. Because of the economic downturn, revenues going into municipal coffers have declined. Therefore, general obligation bonds are more vulnerable to downgrades in credit quality. Most of the securities in which we invested were revenue bonds. The interest and principal on such bonds are derived from the particular asset that the bond was issued to finance. For example, a bond that is issued to finance a utility would be paid from the fees the utility charges its customers.

Q:    What is your outlook for the year ahead?

A. We think the economy will continue to recover slowly. We expect inflation to remain relatively low and do not anticipate any big moves in interest rates--either up or down. In this environment, we are optimistic about the prospects for municipal bonds and the positioning of your Fund, including its emphasis on revenue bonds. We think investors will continue to seek the relative safety that municipal bonds offer compared to other types of assets, such as stocks. We also believe that the tax-exempt income from municipal securities will continue to be attractive to retirees and those preparing for retirement.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/02
--------------------------------------------------------------------------------

                   S&P/
                 Moody's
  Principal      Ratings
    Amount    (unaudited)                                                            Value
                            TAX EXEMPT OBLIGATIONS - 97.6%
                            Alaska - 1.0%
 $4,000,000       A+/Aa3    Northern Tobacco Securitization Corp., 5.5%,
                              6/1/29                                            $3,776,760
                                                                                ----------
                            Arizona - 1.4%
  1,000,000      AAA/Aaa    Maricopa County School District, 7.0%, 7/1/07       $1,197,940
  1,000,000      AAA/Aaa    Maricopa County School District, 7.0%, 7/1/08        1,219,270
  2,400,000      AAA/Aaa    Scottsdale Memorial Hospital, 5.5%, 9/1/12           2,746,176
                                                                                ----------
                                                                                $5,163,386
                                                                                ----------
                            California - 1.2%
  2,980,000      BB+/Ba3    Los Angeles California Apartments, 6.35%,
                              11/1/25                                           $2,148,967
  2,565,000       BB/B1     Los Angeles California Apartments, 7.5%,
                              12/1/24                                            2,101,325
                                                                                ----------
                                                                                $4,250,292
                                                                                ----------
                            Colorado - 1.7%
    175,000      NR /Aa2    Colorado Housing Finance Authority, Series A-3,
                              7.0%, 11/1/16                                     $  181,332
    350,000       NR/Aa2    Colorado Housing Finance Authority, Series B-2,
                              7.45%, 11/1/27                                       355,740
    850,000       NR/Aa2    Colorado Housing Financial Authority, Series B-3,
                              6.55%, 5/1/25                                        895,025
    180,000       AA/Aa2    Colorado Housing Finance Authority, Series C-2,
                              7.45%, 6/1/17                                        183,667
  3,575,000      AAA/Aaa    Douglas County School District Region 1, 7.0%,
                              12/15/13                                           4,600,489
                                                                                ----------
                                                                                $6,216,253
                                                                                ----------
                            Connecticut - 0.3%
     35,000       AA/Aa2    Connecticut State General Obligation, 6.0%,
                              10/1/04+                                          $   37,840
  1,000,000       AA/NR     Connecticut State Health & Education, 5.5%,
                              7/1/17                                             1,100,280
                                                                                ----------
                                                                                $1,138,120
                                                                                ----------
                            District of Columbia - 2.1%
  7,500,000        A/A1     District of Columbia Tobacco Settlement Financing
                              Corp., 6.5%, 5/15/33                              $7,558,950
                                                                                ----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   S&P/
                 Moody's
  Principal      Ratings
    Amount    (unaudited)                                                            Value
                             Florida - 4.3%
 $10,000,000       BBB/A2    Hillsborough County FL, 5.1%, 10/1/13                $10,032,700
     480,000       NR/Aaa    Manatee County Housing Revenue, 7.2%, 5/1/28             541,459
   2,500,000       BB/Ba3    Miami Beach Health Facilities Authority, 6.7%,
                               11/15/19                                             2,226,950
   1,000,000       BB/Ba3    Miami Beach Health Facilities Authority, 6.8%,
                               11/15/31                                               877,540
   2,000,000       AAA/NR    Seminole Tribe Convention-A, 10.0%, 10/1/33            2,062,300
                                                                                  -----------
                                                                                  $15,740,949
                                                                                  -----------
                             Georgia - 1.6%
   4,000,000       AAA/NR    Georgia Municipal Electric Authority Power
                               Revenue, 6.25%, 1/1/17                             $ 4,880,400
   1,000,000      AAA/Aaa    Georgia State, Series B, 3.2%, 3/1/15                    920,400
                                                                                  -----------
                                                                                  $ 5,800,800
                                                                                  -----------
                             Iowa - 1.5%
   6,000,000        A/A1     Tobacco Settlement Authority of Iowa, 5.6%,
                               6/1/35                                             $ 5,273,340
                                                                                  -----------
                             Illinois - 8.2%
   5,000,000      AAA/Aaa    Chicago Board of Education, 5.75%, 12/1/27           $ 5,427,050
   3,830,000      AAA/Aaa    Chicago Illinois Board of Education School of
                               Reform Board, 5.25%, 12/1/17                         4,281,327
   2,790,000       BB+/B2    Chicago Illinois O'Hare International Airport,
                               6.45%, 5/1/18                                        1,874,043
   1,735,000       NR/Aaa    Chicago Illinois Single Family Mortgage, 6.3%,
                               9/1/29                                               1,827,979
   1,390,000       NR/Aaa    Chicago Illinois Single Family Mortgage, 6.45%,
                               9/1/29                                               1,471,009
   1,145,000       A+/A1     Illinois Housing Development Authority Revenue
                               Multi-Family Housing, 7.0%, 7/1/23*                  1,487,893
   4,780,000      AAA/aaa    Metropolitan Pier & Exposition Authority Dedicated
                               State Tax Revenue, 8.5%, 6/15/06+                    5,821,801
     190,000       NR/Aa3    Metropolitan Pier & Exposition Authority Dedicated
                               State Tax Revenue, 8.5%, 6/15/06                       228,448
   3,385,000      AAA/Aaa    Metropolitan Pier & Exposition Authority Dedicated
                               State Tax Revenue, 8.5%, 6/15/06+                    4,125,300
   3,000,000      AAA/Aaa    University of Illinois Revenue, 5.75%, 1/15/16         3,376,020
                                                                                  -----------
                                                                                  $29,920,870
                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/02                                   (continued)
--------------------------------------------------------------------------------

                   S&P/
                 Moody's
  Principal      Ratings
    Amount    (unaudited)                                                          Value
                           Indiana - 4.1%
 $  250,000     AAA/Aaa    Goshen Multi-School Building Corp., 5.6%,
                             1/15/16                                         $   278,783
    750,000      AAA/NR    Indiana Bond Bank, 6.75%, 2/1/17                      839,190
    690,000      NR/Aaa    Indiana State Housing Finance Authority, Single
                             Family Mortgage Revenue, 5.95%, 7/1/13              728,840
  1,000,000     AAA/Aaa    Indiana University Revenue, 5.8%, 11/15/10          1,163,750
  5,825,000     B+/Caa1    Indianapolis Indiana Airport Authority Revenue,
                             6.5%, 11/15/31                                    2,679,500
  3,400,000      AA/Aa2    Indianapolis Local Public Improvement Board
                             Revenue, 6.0%, 1/10/20                            4,039,166
  1,400,000      AA/NR     Indianapolis Local Public Improvement Board
                             Revenue, 6.75%, 2/1/14                            1,729,042
  1,000,000      A+/A2     Lawrence Township Metropolitan School District
                             Revenue, 6.75%, 7/5/13                            1,244,310
  2,000,000     AAA/Aaa    Sarah Scott Middle School Revenue, 5.75%,
                             1/15/19                                           2,230,180
                                                                             -----------
                                                                             $14,932,761
                                                                             -----------
                           Kentucky - 0.3%
  1,095,000     AAA/Aaa    Kenton County Water District #1, 5.8%, 2/1/15     $ 1,216,436
                                                                             -----------
                           Lousiana - 1.9%
  7,500,000       A/A1     Tobacco Settlement Financing Corp.,
                             5.875%, 5/15/39                                 $ 6,848,550
                                                                             -----------
                           Massachusetts - 6.2%
    500,000     NR/Baa3    Boston Massachusetts Individual Development
                             Financing Authority, 6.5%, 9/1/35               $   488,365
  1,740,000     BBB-/NR    Massachusetts State Development Finance
                             Agency, 5.25%, 10/1/08                            1,567,027
  1,000,000      NR/Aa3    Massachusetts State Development Finance
                             Agency, 5.25%, 2/1/22                             1,053,500
  2,850,000     AAA/Aaa    Massachusetts State Development Finance
                             Agency, 5.25%, 1/1/11                             3,183,621
  2,000,000     BBB/Baa2   Massachusetts Health & Educational Facilities
                             Authority, 5.75%, 7/1/28                          1,837,620
  1,000,000      AA-/A1    Massachusetts Health & Educational Facilities
                             Authority, 6.0%, 7/1/18                           1,095,500

   The accompanying notes are an integral part of these financial statements.
12

                         Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   S&P/
                 Moody's
  Principal      Ratings
    Amount    (unaudited)                                                           Value
                            Massachusetts - (continued)
 $5,290,000       AA-/A1    Massachusetts Health & Educational Facilities
                              Authority, 5.75%, 7/1/32                         $ 5,493,877
  1,000,000      BBB/Baa2   Massachusetts Health & Educational Facilities
                              Authority, 6.5%, 7/1/21                            1,023,570
  2,000,000      BBB/Baa2   Massachusetts Health & Educational Facilities
                              Authority, 6.625%, 7/1/31                          2,042,280
  1,145,000      BBB+/NR    Massachusetts Health & Educational Facilities
                              Authority, 6.25%, 10/1/31                          1,161,866
  1,150,000      AAA/Aaa    Massachusetts Health & Educational Facilities
                              Authority, 5.375%, 7/1/17                          1,309,080
  1,000,000      BBB/Baa2   Massachusetts Health & Educational Facilities
                              Authority, 6.75%, 7/1/16                           1,078,830
  1,250,000      BBB/Baa2   Massachusetts Health & Educational Facilities
                              Authority, 6.25%, 7/1/22                           1,244,425
                                                                               -----------
                                                                               $22,579,561
                                                                               -----------
                            Michigan - 2.8%
  1,000,000      AAA/Aaa    Detroit Michigan Water Supply Revenue, 5.75%,
                              7/1/11                                           $ 1,162,600
  2,000,000      AAA/Aaa    Michigan Municipal Bond Authority Department of
                              Treasury, 5.5%, 10/1/21*                           2,329,740
  4,000,000      BBB/Baa3   Michigan State Hospital Finance Authority, 6.0%,
                              2/1/24                                             3,544,200
  3,995,000       BB/Ba2    Wayne Charter County SPL, 6.75%, 12/1/15             3,114,981
                                                                               -----------
                                                                               $10,151,521
                                                                               -----------
                            Minnesota - 1.7%
  5,000,000      BBB+/A2    Becker, Minn Pollution Ctl Rev Northern States
                              Power-A-Conv., 8.5%, 4/1/30                      $ 5,559,900
    695,000      AA+/Aa1    Minnesota State Housing Finance Agency, 6.55%,
                              7/11/11+                                             716,476
                                                                               -----------
                                                                               $ 6,276,376
                                                                               -----------
                            Missouri - 0.6%
  2,055,000       AAA/NR    Missouri Housing Development, Series B-2, 6.4%,
                              3/1/29+                                          $ 2,169,833
                                                                               -----------
                            Mississippi - 1.9%
  6,000,000       A-/A3     Lowndes County Mississippi Solid Waste Disposal
                              & Pollution Control Revenue, 6.8%, 4/1/22        $ 6,749,580
                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/02                                   (continued)
--------------------------------------------------------------------------------

                   S&P/
                 Moody's
  Principal      Ratings
    Amount    (unaudited)                                                           Value
                            Montana - 2.3%
 $8,000,000      AAA/Aaa    Montana State Health Facility Authority, 9.183%,
                              2/25/25                                          $ 8,203,360
                                                                               -----------
                            North Carolina - 1.5%
  2,000,000       NR/NR     Charlotte North Carolina Special Facilities
                              Revenue, 5.6%, 7/1/27                            $   970,000
  2,000,000       NR/NR     Charlotte North Carolina Special Facilities
                              Revenue, 7.75%, 2/1/28                             1,010,000
  3,175,000      AAA/Aaa    North Carolina State, 5.2%, 3/1/13*                  3,616,547
                                                                               -----------
                                                                               $ 5,596,547
                                                                               -----------
                            North Dakota - 0.9%
  1,635,000       NR/Aa3    North Dakota State Housing Finance Agency
                              Revenue, 6.0%, 7/1/20                            $ 1,722,636
  1,340,000       NR/Aa3    North Dakota State Housing Finance Agency
                              Revenue, 5.8%, 7/1/18                              1,397,044
                                                                               -----------
                                                                               $ 3,119,680
                                                                               -----------
                            Nebraska - 3.2%
  1,325,000      AAA/Aaa    Municipal Energy Agency, 6.0%, 4/1/08              $ 1,535,728
  8,600,000      AAA/Aaa    Nebraska Investment Finance Authority Single
                              Family Mortgage Revenue, 10.306%, 3/1/26          10,298,500
                                                                               -----------
                                                                               $11,834,228
                                                                               -----------
                            New Hampshire - 1.4%
  1,750,000       A+/A2     New Hampshire Health & Education Facilities
                              Authority Revenue, 5.75%, 10/1/31                $ 1,799,298
  2,000,000     BBB+/Baa1   New Hampshire Health & Education Facilities
                              Authority Revenue, 5.75%, 7/1/22                   1,934,060
  1,340,000       NR/Aa2    New Hampshire State Housing Finance Authority,
                              6.125%, 1/1/20                                     1,425,572
                                                                               -----------
                                                                               $ 5,158,930
                                                                               -----------
                            New Jersey - 1.5%
  3,500,000        A/A1     Tobacco Settlement Financing Corp., NJ, 5.75%,
                              6/1/32                                           $ 3,370,255
  2,000,000        A/A1     Tobacco Settlement Financing Corp., NJ, 6.0%,
                              6/1/37                                             1,946,020
                                                                               -----------
                                                                               $ 5,316,275
                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   S&P/
                 Moody's
  Principal      Ratings
    Amount    (unaudited)                                                              Value
                           New Mexico - 0.1%
 $  275,000      AA/Aaa    New Mexico Mortgage Finance Authority, 6.85%,
                             7/1/12                                              $   275,000
                                                                                 -----------
                           Nevada - 0.0%
     15,000      AA/Aa2    Nevada Housing Division Single Family Program
                             Revenue, 8.0%, 4/1/09                               $    15,048
                                                                                 -----------
                           New York - 2.6%
  1,000,000     NR/Baa3    Albany Individual Development, 6.0%, 7/1/19           $ 1,053,350
  2,000,000     AA+/Aa2    New York City Transportation Finance Authority
                             Revenue, 5.5%, 11/1/26                                2,237,060
    500,000      BB-/B2    New York City, NY, Industrial, 6.9%, 8/1/24               275,780
  5,000,000     AAA/Aaa    New York State Environmental, 5.5%, 6/15/17             5,769,500
                                                                                 -----------
                                                                                 $ 9,335,690
                                                                                 -----------
                           Ohio - 3.0%
  2,755,000    BBB+/Baa1   Arkon Bath Copley Joint Township Hospital District,
                             5.375%, 11/15/24                                    $ 2,420,378
  2,870,000     AAA/Aaa    Cleveland Ohio General Obligation, 5.75%, 8/1/13        3,376,038
    500,000      AA/Aa2    Ohio State Building Authority Revenue, 6.0%,
                             10/1/08                                                 585,480
  2,000,000     AA+/Aa1    Ohio State Infrastructure, 5.25%, 2/1/18*               2,267,580
  1,000,000     AAA/Aaa    University of Cincinnati, 5.75%, 6/1/18                 1,128,850
  1,000,000     AAA/Aaa    University of Cincinnati, 5.75%, 6/1/19                 1,123,520
                                                                                 -----------
                                                                                 $10,901,846
                                                                                 -----------
                           Oklahoma - 1.9%
  5,000,000      B-/B2     Oklahoma Development Finance Authority, 5.625%,
                             8/15/29                                             $ 3,647,750
  5,270,000      BB/B1     Tulsa Municipal Airport Revenue, 6.25%, 6/1/20          3,171,855
                                                                                 -----------
                                                                                 $ 6,819,605
                                                                                 -----------
                           Oregon - 3.1%
  1,165,000     AAA/Aaa    Jackson County School District Np. 4, 5.5%,
                             6/15/17                                             $ 1,291,065
  3,900,000     BBB-/NR    Klamath Falls Electric Revenue, 5.75%, 1/1/13           3,917,355
  2,500,000     BBB-/NR    Klamath Falls Electric Revenue, 6.0%, 1/1/25            2,411,375
    500,000      BBB/NR    Klamath Falls Inter, 6.125%, 9/1/22                       507,775
  1,000,000      NR/Aaa    Portland Urban Development, 5.75%, 6/15/08              1,125,480

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/02                                   (continued)
--------------------------------------------------------------------------------

                   S&P/
                 Moody's
  Principal      Ratings
    Amount    (unaudited)                                                             Value
                            Oregon - (continued)
 $1,650,000       AAA/NR    Wasco County School District, 5.5%, 6/15/19         $ 1,877,585
                                                                                -----------
                                                                                $11,130,635
                                                                                -----------
                            Pennsylvania - 4.1%
  1,150,000      BBB/Baa2   Delaware County Authority Hospital, 6.25%,
                              12/15/31                                          $ 1,148,425
  1,445,000      BBB/Baa2   Delaware County Authority Hospital, 6.25%,
                              12/15/22                                            1,457,485
  5,000,000      BBB/Baa3   Delaware County Pennsylvania Individual
                              Development Authority Revenue, 6.2%, 7/1/19         5,110,850
  4,510,000      AAA/Aaa    Reading Pennsylvania, 5.875%, 11/15/10                5,305,744
  1,000,000       A-/NR     Sayre Health Care facilities Authorities, 5.875%,
                              12/1/31                                             1,014,200
  1,000,000       A-/NR     Sayre Health Care Facilities Authority, 5.75%,
                              12/1/21                                             1,015,190
                                                                                -----------
                                                                                $15,051,894
                                                                                -----------
                            Puerto Rico - 1.3%
  3,305,000      AAA/Aaa    Puerto Rico Electric Power, 0.0%, 7/1/17            $ 1,763,317
  2,650,000      AAA/Aaa    Puerto Rico Municipal Financial Agency, 5.875%,
                              8/1/14                                              3,090,086
                                                                                -----------
                                                                                $ 4,853,403
                                                                                -----------
                            Rhode Island - 2.2%
    480,000      BBB/Baa2   Rhode Island State Health, 6.375%, 8/15/21          $   493,253
    250,000      BBB/Baa2   Rhode Island State Health, 6.50%, 8/15/32               256,080
  2,500,000        A/A1     Tobacco Settlement Financing Corp., 6.0%,
                              6/1/23                                              2,470,875
  5,000,000        A/A1     Tobacco Settlement Financing Corp., 6.125%,
                              6/1/32                                              4,896,300
                                                                                -----------
                                                                                $ 8,116,508
                                                                                -----------
                            South Carolina - 2.9%
  2,250,000       AA-/A1    SC Greenville School, 5.55%, 12/1/18                $ 2,447,550
    490,000       NR/Aa2    South Carolina State Housing & Finance Authority
                              Revenue, 6.20%, 7/1/09                                511,957
  7,500,000        A/A1     Tobacco Settlement Revenue Management,
                              6.375%, 5/15/28                                     7,438,725
                                                                                -----------
                                                                                $10,398,232
                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   S&P/
                 Moody's
  Principal      Ratings
    Amount    (unaudited)                                                            Value
                            South Dakota - 0.8%
 $1,235,000       NR/Aa1    South Dakota Conservancy District Revenue,
                              5.625%, 8/1/17                                   $ 1,365,873
  1,255,000      AAA/Aaa    South Dakota State Lease, 8.0%, 9/1/05               1,454,520
                                                                               -----------
                                                                               $ 2,820,393
                                                                               -----------
                            Tennessee - 0.7%
  1,000,000      NR/Baa2    Knox County Health Facility, 6.375%, 4/15/22       $ 1,029,910
  1,500,000      NR/Baa2    Knox County Health Facility, 6.5%, 4/15/31           1,552,125
                                                                               -----------
                                                                               $ 2,582,035
                                                                               -----------
                            Texas - 6.7%
    750,000      AAA/Aaa    Carroll Independent School District, 6.75%,
                              8/15/21                                          $   949,110
    850,000      AAA/Aaa    Carroll Independent School District, 6.75%,
                              8/15/22                                            1,072,955
  2,000,000       BB+/NR    Georgetown Health Facilities Development Corp.,
                              6.25%, 8/15/29                                     1,808,500
  1,000,000       A-/NR     Harris County Health Facilities Development
                              Authority, 6.375%, 6/1/29                          1,051,580
  2,310,000      AAA/Aaa    Texas Clear Creek Independent School District
                              General Obligation, 0.0%, 2/1/10                   1,783,782
  2,050,000       NR/Aaa    Texas Keller Independent School District General
                              Obligation, 0.0%, 8/15/10                          1,542,933
  5,500,000      AAA/Aaa    Texas Public Finance Authority Building Revenue,
                              0.0%, 2/1/08                                       4,711,575
  3,000,000      AAA/Aaa    Texas Public Finance Authority Building Revenue,
                              0.0%, 2/1/07                                       2,688,060
  2,750,000      AAA/Aaa    Texas Public Finance Authority Building Revenue,
                              0.0%, 2/1/10                                       2,123,550
  4,500,000      NR/Baa2    Tombal Hospital Authority, 6.125%, 7/1/23            4,510,800
    250,000      AAA/Aaa    University of Texas Permanent University Fund,
                              8.0%, 7/1/04                                         274,843
  2,000,000        BBB+     Welasco Health Facilities, 6.25%, 6/1/32             2,014,000
                                                                               -----------
                                                                               $24,531,688
                                                                               -----------
                            Utah - 0.9%
  2,980,000       AA/NR     Weber County Municipal Building Authority
                              Revenue, 5.75%, 12/15/19                         $ 3,271,176
                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/02                                   (continued)
--------------------------------------------------------------------------------

                   S&P/
                 Moody's
  Principal      Ratings
    Amount    (unaudited)                                                              Value
                            Washington - 9.3%
 $ 1,500,000     AAA/Aaa    Central Puget Sound Regulation Transportation
                              Authority, 5.25%, 2/1/16                          $  4,275,088
   3,825,000     AAA/Aaa    Clark County Public Utility District #1 Water
                              Revenue, 5.5%, 1/1/15                                3,051,014
   2,820,000     AAA/Aaa    Clark County School District No. 037 Vancouver,
                              5.5%, 12/1/15                                        1,666,185
  10,200,000     AAA/Aaa    Energy Northwest Washington Electric, 6.0%,
                              7/1/17                                              11,816,700
     165,000     AAA/Aaa    King & Snohomish Counties School District
                              No. 417 Northshore, 5.75%, 12/1/14                   1,117,360
   1,000,000     AA+/Aa1    King County General Obligation, 6.625%,
                              12/1/15*                                               200,475
   2,500,000     AAA/Aaa    Snohmish County Public Utility District Revenue,
                              5.7%, 12/1/11                                        2,615,955
   2,250,000      A/Aaa     Snohomish County Public Utility District Revenue,
                              6.8%, 1/1/20+                                        3,155,425
   5,000,000       A/A1     Tobacco Settlement Authority Washington, 6.5%,
                              6/1/26                                               5,012,000
   1,000,000       A/A1     Tobacco Settlement Authority Washington, 6.625%,
                              6/1/32                                               1,002,530
                                                                                ------------
                                                                                $ 33,912,732
                                                                                ------------
                            Wisconsin - 4.4%
   1,430,000     AAA/Aaa    Adams-Friendship School District, 6.5%, 4/1/16      $  1,774,730
   6,500,000       A/A1     Badger Tobacco Asset Securization Corp., 6.375%,
                              6/1/32                                               6,401,980
   2,955,000     AAA/Aaa    Wisconsin State Series C, 5.5%, 5/1/15                 3,398,605
   4,850,000     BBB+/NR    Wisconsin State Health & Educational Facilities
                              Authority, 5.6%, 2/15/29                             4,583,105
                                                                                ------------
                                                                                $ 16,158,420
                                                                                ------------
                            TOTAL TAX-EXEMPT OBLIGATIONS
                            (Cost $343,027,977)                                 $355,167,663
                                                                                ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Principal
    Amount                                                         Value
                  TAX-EXEMPT MONEY MARKET MUTUAL
                  FUND - 2.4%
$8,612,072        Provident Institutional Municipal Fund    $  8,612,072
                                                            ------------
                  TOTAL TAX-EXEMPT MONEY MARKET
                  MUTUAL FUND
                  (Cost $8,612,072)                         $  8,612,072
                                                            ------------
                  TOTAL INVESTMENT IN SECURITIES - 100%
                  (Cost $351,640,049)(a)(b)(c)              $363,779,735
                                                            ============


*     Prerefunded bonds have been collaterized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
NR    Not rated.
+     Escrowed to maturity in U.S. government securities.

(a) The concentration of investments by type of obligation/market sector is as follows:

      Insured                                                                            29.4%
      Escrowed in U.S. Government Securities                                              6.4
      General Obligation                                                                  2.9
      Revenue Bonds:
          Education Revenue                                                               1.4
          Water & Sewer Revenue                                                           0.2
          Housing Revenue                                                                 4.0
          Pollution Control Revenue                                                       1.5
          Power Revenue                                                                   4.5
          Transportation Revenue                                                          4.8
          Revenue                                                                        27.9
          Health                                                                         14.6
          Reserves                                                                        2.4
                                                                                        -----
                                                                                        100.0

(b) At December 31, 2002, the net unrealized gain on investments based on cost for federal income tax purposes of $351,640,049 was as follows:

      Aggregate gross unrealized gain for all investments in which there is an
      excess of value over tax cost                                               $18,691,716

      Aggregate gross unrealized loss for all investments in which there is an
      excess of tax cost over value                                                (6,552,030)
                                                                                  -----------
      Net unrealized gain                                                         $12,139,686
                                                                                  ===========
(c)   The Fund elected to defer approximately $358,351 of capital losses recognized between November 1, 2002 and December 31, 2002 to its fiscal year ending December 31, 2003.

Purchase and sales of securities (excluding temporary cash investments) for the year ended December 31, 2002 aggregated $403,250,327 and $414,515,249, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
BALANCE SHEET 12/31/02
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $351,640,049)      $363,779,735
  Receivables -
     Investment securities sold                                  5,680,727
     Fund shares sold                                              570,405
     Interest                                                    5,412,623
                                                              ------------
       Total assets                                           $375,443,490
                                                              ------------
LIABILITIES:
  Payables -
     Investment securities purchased                          $  2,145,011
     Fund shares repurchased                                       466,097
     Dividends                                                     554,203
  Due to custodian                                                     583
  Due to affiliates                                                307,123
  Accrued expenses                                                  74,172
                                                              ------------
       Total liabilities                                      $  3,547,189
                                                              ------------
NET ASSETS:
  Paid-in capital                                             $360,300,391
  Distributions in excess net investment income                   (185,425)
  Accumulated net realized loss on investments                    (358,351)
  Net unrealized gain on investments                            12,139,686
                                                              ------------
       Total net assets                                       $371,896,301
                                                              ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $343,871,718/29,630,302 shares)           $      11.61
                                                              ============
  Class B (based on $18,959,605/1,647,551shares)              $      11.51
                                                              ============
  Class C (based on $8,673,063/758,052 shares)                $      11.44
                                                              ============
  Class Y (based on $391,915/33,899 shares)                   $      11.56
                                                              ============
MAXIMUM OFFERING PRICE:
  Class A ($11.61 [divided by] 95.5%)                         $      12.16
                                                              ============
  Class C ($11.44 [divided by] 99.00%)                        $      11.56
                                                              ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For The Year Ended 12/31/02

INVESTMENT INCOME:
  Interest                                                                     $20,729,829
                                                                               -----------
EXPENSES:
  Management fees                                             $1,761,296
  Transfer agent fees
     Class A                                                     355,158
     Class B                                                      20,233
     Class C                                                       8,152
     Class Y                                                         372
  Distribution fees
     Class A                                                     846,151
     Class B                                                     159,080
     Class C                                                      58,077
  Administrative fees                                             82,716
  Custodian fees                                                  30,445
  Registration fees                                               61,437
  Professional fees                                               45,755
  Printing                                                        56,962
  Fees and expenses of nonaffiliated trustees                     10,075
  Miscellaneous                                                    8,990
                                                              ----------
     Total expenses                                                            $ 3,504,899
     Less fees paid indirectly                                                     (17,233)
                                                                               -----------
     Net expenses                                                              $ 3,487,666
                                                                               -----------
       Net investment income                                                   $17,242,163
                                                                               -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                             $ 2,844,930
  Change in net unrealized gain (loss) on investments                            4,109,199
                                                                               -----------
     Net gain on investments                                                   $ 6,954,129
                                                                               -----------
     Net increase in net assets resulting from operations                      $24,196,292
                                                                               ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/02 and 12/31/01, respectively

                                                         Year Ended         Year Ended
                                                          12/31/02           12/31/01
FROM OPERATIONS:
Net investment income                                   $ 17,242,163        $ 15,764,869
Net realized gain on investments                           2,844,930           8,934,432
Change in net unrealized gain (loss) on investments        4,109,199         (10,551,271)
                                                        ------------        ------------
  Net increase in net assets resulting from
     operations                                         $ 24,196,292        $ 14,148,030
                                                        ------------        ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
  Class A ($0.57 and $0.53 per share, respectively)     $(16,550,434)       $(15,165,930)
  Class B ($0.48 and $0.44 per share, respectively)         (673,298)           (454,803)
  Class C ($0.49 and $0.43 per share, respectively)         (249,723)            (87,748)
  Class Y ($0.22 and $0.00 per share, respectively)           (6,604)                  -
Net realized gain
  Class A ($0.08 and $0.18 per share, respectively)       (2,495,383)         (5,188,721)
  Class B ($0.08 and $0.18 per share, respectively)         (133,987)           (212,967)
  Class C ($0.08 and $0.18 per share, respectively)          (58,256)            (52,503)
  Class Y ($0.08 and $0.00 per share, respectively)           (2,679)                  -
                                                        ------------        ------------
     Total distributions to shareowners                 $(20,170,364)       $(21,162,672)
                                                        ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $102,426,547        $ 71,156,607
Reinvestment of distributions                             13,809,477          14,898,321
Cost of shares repurchased                               (99,472,184)        (81,747,797)
                                                        ------------        ------------
  Net increase in net assets resulting from fund
     share transactions                                 $ 16,763,840        $  4,307,131
                                                        ------------        ------------
  Net increase (decrease) in net assets                 $ 20,789,768        $ (2,707,511)
NET ASSETS:
Beginning of year                                        351,106,533         353,814,044
                                                        ------------        ------------
End of year (including accumulated undistributed/
  (distributions in excess of) net investment income
  of ($185,425) and $55,204, respectively)              $371,896,301        $351,106,533
     =========      ========                            ============        ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------
For the Years Ended 12/31/02 and 12/31/01, respectively

CLASS A                              '02 Shares      '02 Amount     '01 Shares      '01 Amount
Shares sold                           7,127,276     $82,616,304      5,299,353     $62,464,488
Reinvestment of distributions         1,146,361      13,270,417      1,231,500      14,480,101
Less shares repurchased              (7,753,687)    (89,771,093)    (6,588,915)    (77,670,686)
                                     ----------     -----------     ----------     -----------
  Net increase (decrease)               519,950     $ 6,115,628        (58,062)    $  (726,097)
                                     ==========     ===========     ==========     ===========
CLASS B
Shares sold                             739,576     $ 8,538,812        531,635     $ 6,242,669
Reinvestment of distributions            33,711         386,853         29,236         341,306
Less shares repurchased                (331,764)     (3,815,583)      (313,961)     (3,666,923)
                                     ----------     -----------     ----------     -----------
  Net increase                          441,523     $ 5,110,082        246,910     $ 2,917,052
                                     ==========     ===========     ==========     ===========
CLASS C
Shares sold                             947,947     $10,862,655        209,446     $ 2,449,450
Reinvestment of distributions            13,355         152,207          6,636          76,914
Less shares repurchased                (513,058)     (5,873,657)       (35,376)       (410,188)
                                     ----------     -----------     ----------     -----------
  Net increase                          448,244     $ 5,141,205        180,706     $ 2,116,176
                                     ==========     ===========     ==========     ===========
CLASS Y*
Shares sold                              34,937     $   408,776
Less shares repurchased                  (1,038)        (11,851)
                                     ----------     -----------
  Net increase                           33,899     $   396,925
                                     ==========     ===========

* Class Y shares were first publicly offered on February 28, 2002.

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended   Year Ended     Year Ended     Year Ended   Year Ended
                                                            12/31/02     12/31/01       12/31/00       12/31/99     12/31/98
CLASS A
Net asset value, beginning of year                          $  11.47     $  11.70      $  10.98        $ 12.02      $  12.17
                                                            --------     --------      --------        -------      --------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.56     $   0.53      $   0.52        $  0.51      $   0.55
 Net realized and unrealized gain (loss) on investments         0.23        (0.05)         0.72          (1.02)         0.19
                                                            --------     --------      --------        -------      --------
   Net increase (decrease) from investment operations       $   0.79     $   0.48      $   1.24        $ (0.51)     $   0.74
Distributions to shareowners:
 Net investment income                                         (0.57)       (0.53)        (0.52)         (0.51)        (0.55)
 In excess of net investment income                                -            -         (0.00)(a)          -             -
 Net realized gain                                             (0.08)       (0.18)            -          (0.02)        (0.34)
                                                            --------     --------      --------        -------      --------
Net increase (decrease) in net asset value                  $   0.14     $  (0.23)     $   0.72        $ (1.04)     $  (0.15)
                                                            --------     --------      --------        -------      --------
Net asset value, end of year                                $  11.61     $  11.47      $  11.70        $ 10.98      $  12.02
                                                            ========     ========      ========        =======      ========
Total return*                                                   7.07%        4.13%        11.63%         (4.29)%        6.20%
Ratio of net expenses to average net assets+                    0.93%        0.92%         0.95%          0.93%         0.93%
Ratio of net investment income to average net assets+           4.83%        4.49%         4.62%          4.43%         4.48%
Portfolio turnover rate                                          161%          92%           14%            24%           52%
Net assets, end of year (in thousands)                      $343,872     $333,867      $341,179        $368,559     $393,390
Ratios with reduction for fees paid indirectly:
 Net expenses                                                   0.92%        0.91%         0.91%          0.92%         0.92%
 Net investment income                                          4.84%        4.50%         4.66%          4.44%         4.49%

(a)   Amount rounds to less than one cent per share
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/02    12/31/01     12/31/00     12/31/99     12/31/98
CLASS B
Net asset value, beginning of year                          $ 11.39     $ 11.62      $ 10.90      $ 11.93      $ 12.09
                                                            -------     -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.46     $  0.44      $  0.43      $  0.42      $  0.46
 Net realized and unrealized gain (loss) on investments        0.22       (0.05)        0.72        (1.01)        0.18
                                                            -------     -------      -------      -------      -------
   Net increase from investment operations                  $  0.68     $  0.39      $  1.15      $ (0.59)     $  0.64
Distributions to shareowners:
 Net investment income                                        (0.48)      (0.44)       (0.43)       (0.42)       (0.46)
 Net realized gain                                            (0.08)      (0.18)           -        (0.02)       (0.34)
                                                            -------     -------      -------      -------      -------
Net increase (decrease) in net asset value                  $  0.12     $ (0.23)     $  0.72      $ (1.03)     $ (0.16)
                                                            -------     -------      -------      -------      -------
Net asset value, end of year                                $ 11.51     $ 11.39      $ 11.62      $ 10.90      $ 11.93
                                                            =======     =======      =======      =======      =======
Total return*                                                  6.17%       3.38%       10.78%       (5.01)%       5.43%
Ratio of net expenses to average net assets+                   1.69%       1.67%        1.71%        1.70%        1.64%
Ratio of net investment income to average net assets+          4.05%       3.73%        3.87%        3.66%        3.73%
Portfolio turnover rate                                         161%         92%          14%          24%          52%
Net assets, end of year (in thousands)                      $18,960     $13,735      $11,145      $12,520      $10,790
Ratios with reduction for fees paid indirectly:
 Net expenses                                                  1.69%       1.66%        1.70%        1.69%        1.63%
 Net investment income                                         4.05%       3.74%        3.88%        3.67%        3.74%

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/02    12/31/01     12/31/00     12/31/99     12/31/98
CLASS C
Net asset value, beginning of year                          $ 11.31     $ 11.54      $ 10.91      $ 11.94      $ 12.11
                                                            -------     -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.49     $  0.49      $  0.43      $  0.43      $  0.46
 Net realized and unrealized gain (loss) on investments        0.21       (0.05)        0.70        (1.01)        0.17
                                                            -------     -------      -------      -------      -------
   Net increase (decrease) from investment operations       $  0.70     $  0.44      $  1.13      $ (0.58)     $  0.63
Distributions to shareowners:
 Net investment income                                        (0.49)      (0.49)       (0.43)       (0.43)       (0.46)
 In excess of net investment income                               -           -        (0.07)           -            -
 Net realized gain                                            (0.08)      (0.18)           -        (0.02)       (0.34)
                                                            -------     -------      -------      -------      -------
Net increase (decrease) in net asset value                  $  0.13     $ (0.23)     $  0.63      $ (1.03)     $ (0.17)
                                                            -------     -------      -------      -------      -------
Net asset value, end of year                                $ 11.44     $ 11.31      $ 11.54      $ 10.91      $ 11.94
                                                            =======     =======      =======      =======      =======
Total return*                                                  6.33%       3.39%       10.59%       (4.93)%       5.33%
Ratio of net expenses to average net assets+                   1.70%       1.62%        1.80%        1.69%        1.63%
Ratio of net investment income to average net assets+          4.03%       3.75%        3.80%        3.62%        3.72%
Portfolio turnover rate                                         161%         92%          14%          24%          52%
Net assets, end of year (in thousands)                      $ 8,673     $ 3,505      $ 1,490      $ 2,505      $ 3,262
Ratios with reduction for fees paid indirectly:
 Net expenses                                                  1.70%       1.61%        1.77%        1.65%        1.60%
 Net investment income                                         4.03%       3.76%        3.83%        3.66%        3.75%

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            2/28/02(a)
                                                                to
                                                             12/31/02
CLASS Y
Net asset value, beginning of period                         $ 11.65
                                                             -------
Increase from investment operations:
  Net investment income                                      $  0.19
  Net realized and unrealized gain on investments               0.02
                                                             -------
     Net increase from investment operations                 $  0.21
Distributions to shareowners:
  Net investment income                                        (0.22)
  Net realized gain                                            (0.08)
                                                             -------
Net decrease in net asset value                              $ (0.09)
                                                             -------
Net asset value, end of period                               $ 11.56
                                                             =======
Total return*                                                   1.40%
Ratio of net expenses to average net assets+                    0.87%**
Ratio of net investment income to average net assets+           4.95%**
Portfolio turnover rate                                          161%**
Net assets, end of period (in thousands)                     $391,915
Ratios with reduction for fees paid indirectly:
  Net expenses                                                  0.87%**
  Net investment income                                         4.95%**

(a) Class Y shares were first publicly offered on February 28, 2002. The per share amounts and ratios shown are based on the period from August 29, 2002 to December 31, 2002, during which the class had operations.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.
**    Annualized

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/02
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Tax Free Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of income exempt from federal income tax, consistent with preservation of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Shares of Class A, Class B, Class C and Class Y each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Original issue discount and market premium are accreted or amortized daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income, including interest bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      The tax character of distributions paid during the years ended December 31, 2002 and 2001 were as follows:

-------------------------------------------------------------
                                  2002             2001
                              -----------      --------------
  Distributions paid from:
   Ordinary Income            $17,480,059      $15,708,481
   Long-term capital gain       2,690,305        5,454,191
                              -----------      -----------
   Total                      $20,170,364      $21,162,672
                              -----------      -----------
-------------------------------------------------------------

    The following shows components of distributable earnings on a federal income tax basis at December 31, 2002. These amounts do not include the capital loss carryforward.

-------------------------------------------------
                                         2002
                                    -------------
  Undistributed ordinary income     $         -
  Undistributed long-term gain                -
  Unrealized appreciation            12,139,686
                                    -----------
  Total                             $12,139,686
-------------------------------------------------

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/02                             (continued)
--------------------------------------------------------------------------------

      The difference between book basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and the tax treatment of premium amortization.

      At December 31, 2002 the Fund has reclassified $2,733 to decrease accumulated net investment loss, and $2,733 to decrease accumulated realized loss on investments. The reclassification has no impact on the net assets of the fund and presents the Fund's capital accounts on a tax basis.

C.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $52,448 in underwriting commissions on the sale of Fund shares during the year ended December 31, 2002.

D.    Class Allocations

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

      The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2002, $174,259 was payable to PIM related to management fees, administrative fees and certain other services.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $28,522 in transfer agent fees payable to PIMSS at December 31, 2002.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $104,342 in distribution fees payable to PFD at December 31, 2002.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/02                             (continued)
--------------------------------------------------------------------------------

declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2002, CDSCs in the amount of $80,037 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the period ended December 31, 2002, the Fund's expenses were reduced by $17,233 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annual basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2002, the Fund had no borrowings under this agreement.

8. Change in Independent Auditors

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Tax Free Income Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Tax Free Income Fund (the "Fund") as of December 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period then ended were audited by other auditors who have ceased operations and whose report dated February 15, 2002 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax Free Income Fund at December 31, 2002, and the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 18, 2003

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest.

U.S. Equity
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity Income Fund
Pioneer Core Equity Fund*
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Real Estate Shares
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Value Fund

International/Global Equity
Pioneer Emerging Markets Fund
Pioneer Europe Select Fund
Pioneer Europe Fund
Pioneer International Equity Fund
Pioneer International Value Fund

Fixed Income
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund

Money Market
Pioneer Cash Reserves Fund*

   *  Name change effective May 1, 2002
  ** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address            Position Held With the Fund   Term of Office/Length of Service
 John F. Cogan, Jr. (76)*        Chairman of the Board,        Trustee since 1993.
                                 Trustee and President         Serves until retirement or removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

--------------------------------------------------------------------------------------------------
 Daniel T. Geraci (45)**         Trustee and                   Trustee since October, 2001.
                                 Executive Vice President      Serves until retirement or removal.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the fund's investment adviser and certain of its affiliates.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address            Position Held With the Fund   Term of Office/Length of Service
 Mary K. Bush (54)               Trustee                       Trustee since 1997.
 3509 Woodbine Street,                                         Serves until retirement or removal.
 Chevy Chase, MD 20815
--------------------------------------------------------------------------------------------------
 Richard H. Egdahl, M.D. (76)    Trustee                       Trustee since 1993.
 Boston University Healthcare                                  Serves until retirement or removal.
 Entrepreneurship Program,
 53 Bay State Road,
 Boston, MA 02215
--------------------------------------------------------------------------------------------------
 Margaret B.W. Graham (55)       Trustee                       Trustee since 1993.
 1001 Sherbrooke Street West,                                  Serves until retirement or removal.
 Montreal, Quebec, Canada
--------------------------------------------------------------------------------------------------
 Marguerite A. Piret (54)        Trustee                       Trustee since 1993.
 One Boston Place, 28th Floor,                                 Serves until retirement or removal.
 Boston, MA 02108
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                     Other Directorships Held by this Trustee
 Deputy Chairman and a Director of Pioneer Global Asset         Director of Harbor Global Company,
 Management S.p.A. ("PGAM"); Non-Executive Chairman             Ltd.
 and a Director of Pioneer Investment Management USA
 Inc. ("PIM-USA"); Chairman and a Director of Pioneer and
 the various Momentum Funds; Director, Pioneer
 Alternative Investments; Director and Chairman of the
 Supervisory Board of Pioneer Czech Investment Company,
 a.s.; President of all of the Pioneer Funds; and Of Counsel
 (since 2000, partner prior to 2000), Hale and Dorr LLP
 (counsel to PIM-USA and the Pioneer Funds)
---------------------------------------------------------------------------------------------------------
 Director and CEO-US of PGAM since November 2001;               None
 Director, Chief Executive Officer and President of
 PIM-USA since October 2001; Director of Pioneer
 Investment Management Shareholder Services, Inc.
 ("PIMSS") since October 2001; President and a
 Director of Pioneer and Pioneer Funds Distributor, Inc.
 ("PFD") (Chairman) since October 2001; Executive Vice
 President of all of the Pioneer Funds since October
 2001; President of Fidelity Private Wealth Management
 Group from 2000 through October 2001; and Executive
 Vice President-Distribution and Marketing of Fidelity
 Investments Institutional Services and Fidelity
 Investments Canada Ltd. prior to 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                   Other Directorships Held by this Trustee
 President, Bush International (international financial       Director and/or Trustee of Brady
 advisory firm)                                               Corporation (industrial identification
                                                              and specialty coated material products
                                                              manufacturer), Mortgage Guaranty
                                                              Insurance Corporation, R.J. Reynolds
                                                              Tobacco Holdings, Inc. (tobacco) and
                                                              Student Loan Marketing Association
                                                              (secondary marketing of student loans)
---------------------------------------------------------------------------------------------------------
 Alexander Graham Bell Professor of Health Care               None
 Entrepreneurship, Boston University; Professor
 of Management, Boston University School of
 Management; Professor of Public Health, Boston
 University School of Public Health; Professor of Surgery,
 Boston University School of Medicine; and University
 Professor, Boston University
---------------------------------------------------------------------------------------------------------
 Founding Director, The Winthrop Group, Inc. (consulting      None
 firm); Professor of Management, Faculty of Management,
 McGill University
---------------------------------------------------------------------------------------------------------
 President and Chief Executive Officer, Newbury, Piret &      None
 Company, Inc. (investment banking firm)
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address      Position Held With the Fund   Term of Office/Length of Service
 Stephen K. West (74)      Trustee                       Trustee since 1993.
 125 Broad Street,                                       Serves until retirement or removal.
 New York, NY 10004
--------------------------------------------------------------------------------------------
 John Winthrop (66)        Trustee                       Trustee since 1993.
 One North Adgers Wharf,                                 Serves until retirement or removal.
 Charleston, SC 29401

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name, Age and Address       Position Held With the Fund   Term of Office/Length of Service
 Joseph P. Barri (56)       Secretary                     Since 1993.
                                                          Serves at the discretion of Board.
--------------------------------------------------------------------------------------------
 Dorothy E. Bourassa (55)   Assistant Secretary           Since November, 2000.
                                                          Serves at the discretion of Board.
--------------------------------------------------------------------------------------------
 Vincent Nave (57)          Treasurer                     Since November, 2000.
                                                          Serves at the discretion of Board.
--------------------------------------------------------------------------------------------
 Luis I. Presutti (37)      Assistant Treasurer           Since November, 2000.
                                                          Serves at the discretion of Board.
--------------------------------------------------------------------------------------------
 Gary Sullivan (44)         Assistant Treasurer           Since May, 2002.
                                                          Serves at the discretion of Board.
--------------------------------------------------------------------------------------------
 Alan Janson (31)           Assistant Treasurer           Since July, 2002.
                                                          Serves at the discretion of Board.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    Other Directorships Held by this
Principal Occupation During Past Five Years         Trustee
 Senior Counsel, Sullivan & Cromwell (law firm)     Director, The Swiss Helvetia
                                                    Fund, Inc. (closed-end investment
                                                    company) and, AMVESCAP PLC
                                                    (investment managers)
-------------------------------------------------------------------------------------
 President, John Winthrop & Co., Inc.               None
 (private investment firm)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Other Directorships Held by the
Principal Occupation During Past Five Years                        Trustee
 Partner, Hale and Dorr LLP; Secretary of all of the Pioneer       None
 Funds
--------------------------------------------------------------------------------------------------
 Secretary of PIM-USA: Senior Vice President-Legal of              None
 Pioneer; and Secretary/Clerk of most of PIM-USA's
 subsidiaries since October 2000; Assistant Secretary of all of the Pioneer Funds since November 2000; Senior Counsel,
 Assistant Vice President and Director of Compliance of PIM-
 USA from April 1998 through October 2000; Vice President
 and Assistant General Counsel, First Union Corporation from
 December 1996 through March 1998
--------------------------------------------------------------------------------------------------
 Vice President-Fund Accounting, Administration and Custody        None
 Services of Pioneer (Manager from September 1996 to
 February 1999); and Treasurer of all of the Pioneer Funds
 (Assistant Treasurer from June 1999 to November 2000)
--------------------------------------------------------------------------------------------------
 Assistant Vice President-Fund Accounting, Administration          None
 and Custody Services of Pioneer (Fund Accounting Manager
 from 1994 to 1999); and Assistant Treasurer of all of the
 Pioneer Funds since November 2000
--------------------------------------------------------------------------------------------------
 Fund Accounting Manager-Fund Accounting, Administration           None
 and Custody Services of Pioneer; and Assistant Treasurer of
 all of the Pioneer Funds since May 2002
--------------------------------------------------------------------------------------------------
 Manager, Valuation Risk and Information Technology-Fund           None
 Accounting, Administration and Custody Services of Pioneer
 since March 2002; and Assistant Treasurer of all of the
 Pioneer Funds since July 2002. Manager, Valuation Risk and
 Performance Reporting of Pioneer from June 2000 to
 February 2002; Member of Pioneer Pricing Group from
 1996 to 2000 (promoted to Manager in 1998)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your 3-digit fund number and four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Sytematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 70-1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[LOGO] PIONEER INVESTMENTS(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   12963-00-0203
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds. Member SIPC
                                       [RECYCLED LOGO] Printed on Recycled Paper